Exhibit 99.1
SCHEDULE I
As of December 31, 2023
The following documents (hereinafter collectively referred to as the “Aircraft-Specific Documents”) have been filed with this Annual Report on Form 10-K as form documents:
a.    Form of Participation Agreement N[_____], dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent (filed as Exhibit 4.3); and
b.    Form of Trust Indenture and Mortgage N[_____], dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee (filed as Exhibit 4.4) (as amended by that certain Omnibus Amendment No. 1, dated as of September 20, 2023, by and among Wheels Up Partners LLC, certain Affiliates of Wheels Up Partners LLC listed on the signature pages thereof, certain Guarantors listed on the signature pages thereof, Wheels Up Class A-1 Loan Trust 2022-1, each Lender party to the Loan Agreement described therein, Wilmington Trust, National Association, not in its individual capacity but solely as mortgagee, security trustee, facility agent, loan trustee, subordination agent and trustee, as applicable).
The corresponding documents with respect to the aircraft listed below are substantially identical in all material respects to the Aircraft-Specific Documents, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of the aircraft (e.g., N800UP, N499TM and N102VR) and the appropriate manufacturer, aircraft type, manufacturer’s serial number of the airframe, manufacturer’s serial number of the engines and manufacturer’s serial number of propellers (if applicable based on the aircraft type); and (2) the descriptions, including original principal amount, maturity date and amortization profile, of the equipment notes differ based on the aircraft type and age of the individual aircraft. The aircraft listed below have been categorized by manufacturer, type and tail number for ease of reference. Any Trust Indenture and Mortgage Supplement listed below is substantially in the form attached as Exhibit A to the Form of Trust Indenture and Mortgage N[_____] described above.

Beechcraft Corp. B300 Aircraft
1.(N800UP)
a.Participation Agreement N800UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N800UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
2.(N801UP)
a.Participation Agreement N801UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N801UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
3.(N802UP)
a.Participation Agreement N802UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N802UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
4.(N804UP)
a.Participation Agreement N804UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N804UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
5.(N805UP)
a.Participation Agreement N805UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N805UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
6.(N806UP)
a.Participation Agreement N806UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N806UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
7.(N807UP)
a.Participation Agreement N807UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N807UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
8.(N817UP)
a.Participation Agreement N817UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N817UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
9.(N820UP)
a.Participation Agreement N820UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N820UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
10.(N821UP)
a.Participation Agreement N821UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N821UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
11.(N822UP)
a.Participation Agreement N822UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N822UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
12.(N823UP)
a.Participation Agreement N823UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N823UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
13.(N824UP)
a.Participation Agreement N824UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N824UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
14.(N825UP)
a.Participation Agreement N825UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N825UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
15.(N826UP)
a.Participation Agreement N826UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N826UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
16.(N827UP)
a.Participation Agreement N827UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N827UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
17.(N828UP)
a.Participation Agreement N828UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N828UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
18.(N829UP)
a.Participation Agreement N829UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N829UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
19.(N830UP)
a.Participation Agreement N830UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N830UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
20.(N831UP)
a.Participation Agreement N831UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N831UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
21.(N832UP)
a.Participation Agreement N832UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N832UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
22.(N833UP)
a.Participation Agreement N833UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N833UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
23.(N834UP)
a.Participation Agreement N834UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N834UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
24.(N835UP)
a.Participation Agreement N835UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N835UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
25.(N836UP)
a.Participation Agreement N836UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N836UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
26.(N837UP)
a.Participation Agreement N837UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N837UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
27.(N838UP)
a.Participation Agreement N838UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N838UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
28.(N839UP)
a.Participation Agreement N839UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N839UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
29.(N841UP)
a.Participation Agreement N841UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N841UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
30.(N842UP)
a.Participation Agreement N842UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N842UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
31.(N843UP)
a.Participation Agreement N843UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N843UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
32.(N847UP)
a.Participation Agreement N847UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N847UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
33.(N848UP)
a.Participation Agreement N848UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N848UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [MSN FWA3886], dated September 28, 2023, of Wheels Up Partners LLC (relating to the substitution of one Hartzell model HC-B4MP3C propeller bearing manufacturer’s serial number FWA3886 for one Hartzell model HC-B4MP3C propeller bearing manufacturer’s serial number FWA5700)

Schedule I
34.(N849UP)
a.Participation Agreement N849UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N849UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Textron Aviation Inc. King Air B300 Aircraft
35.(N850UP)
a.Participation Agreement N850UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N850UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
36.(N853UP)
a.Participation Agreement N853UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N853UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
37.(N854UP)
a.Participation Agreement N854UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N854UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
38.(N855UP)
a.Participation Agreement N855UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N855UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
39.(N856UP)
a.Participation Agreement N856UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N856UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
40.(N857UP)
a.Participation Agreement N857P, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N857UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [ESN PCE-PK2119], dated June 6, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2119 for one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2099)
d.Trust Indenture and Mortgage Supplement [ESN PCE-PK2169], dated September 28, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2169 for one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2097)

Schedule I
41.(N858UP)
a.Participation Agreement N858UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N858UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [ESN PCE-PK2136], dated June 29, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2136 for one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2121)
d.Trust Indenture and Mortgage Supplement [ESN PCE-PK2138], dated December 22, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2138 for one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2124)
42.(N862UP)
a.Participation Agreement N862UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N862UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [ESN PCE-PK2168], dated September 28, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2168 for one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2146)

Schedule I
43.(N864UP)
a.Participation Agreement N864UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N864UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [ESN PCE-PK2207], dated October 10, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2207 for one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK1958)
44.(N865UP)
a.Participation Agreement N865UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N865UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [ESN PCE-PK2097], dated December 15, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2097 for one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2154)
d.Trust Indenture and Mortgage Supplement [ESN PCE-PK2160], dated December 15, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2160 for one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2152)

Schedule I
45.(N867UP)
a.Participation Agreement N867UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N867UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
46.(N868UP)
a.Participation Agreement N868UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N868UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
47.(N870UP)
a.Participation Agreement N870UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N870UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
48.(N871UP)
a.Participation Agreement N871UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N871UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [ESN PCE-PK2208], dated October 10, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2208 for one Pratt

Schedule I
& Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2184)
49.(N873UP)
a.Participation Agreement N873UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N873UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
50.(N874UP)
a.Participation Agreement N874UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N874UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
51.(N875UP)
a.Participation Agreement N875UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N875UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [ESN PCE-PK2147], dated June 6, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2147 for one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2192)
d.Trust Indenture and Mortgage Supplement [ESN PCE-PK2137], dated June 29, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2137 for one Pratt & Whitney Canada model PT6A-60A aircraft engine bearing manufacturer’s serial number PCE-PK2191)

Schedule I
52.(N876UP)
a.Participation Agreement N876UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N876UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
53.(N879UP)
a.Participation Agreement N879UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N879UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
54.(N880UP)
a.Participation Agreement N880UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N880UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
55.(N882UP)
a.Participation Agreement N882UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N882UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
56.(N883UP)
a.Participation Agreement N883UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N883UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
57.(N884UP)
a.Participation Agreement N884UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N884UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
58.(N885UP)
a.Participation Agreement N885UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N885UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
59.(N886UP)
a.Participation Agreement N886UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N886UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
60.(N889UP)
a.Participation Agreement N889UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N889UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
61.(N890UP)
a.Participation Agreement N890UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N890UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
62.(N891UP)
a.Participation Agreement N891UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N891UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
63.(N892UP)
a.Participation Agreement N892UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N892UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
64.(N893UP)
a.Participation Agreement N893UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N893UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
Hawker Beechcraft Corp. 400A Aircraft
65.(N979CM)
a.Participation Agreement N43XP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N43XP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [N979CM], dated April 11, 2023, of Wheels Up Partners LLC (relating to the substitution of aircraft with FAA registration number N979CM for aircraft with FAA registration number N43XP)
66.(N831KB)
a.Participation Agreement N445CT, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N445CT, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [N831KB], dated April 11, 2023, of Wheels Up Partners LLC (relating to the substitution of aircraft with FAA registration number N831KB for aircraft with FAA registration number N445CT)

Schedule I
67.(N449TM)
a.Participation Agreement N449TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N449TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
68.(N76GJ)
a.Participation Agreement N451TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N451TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [N76GJ], dated April 11, 2023, of Wheels Up Partners LLC (relating to the substitution of aircraft with FAA registration number N76GJ for aircraft with FAA registration number N451TM)
69.(N452TM)
a.Participation Agreement N452TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N452TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
70.(N453TM)
a.Participation Agreement N453TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N453TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
71.(N460TM)
a.Participation Agreement N460TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N460TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
72.(N465TM)
a.Participation Agreement N465TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N465TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
73.(N477TM)
a.Participation Agreement N477TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N477TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
74.(N482TM)
a.Participation Agreement N482TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N482TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
75.(N485CT)
a.Participation Agreement N485CT, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N485CT, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
76.(N487TM)
a.Participation Agreement N487TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N487TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
77.(N489TM)
a.Participation Agreement N489TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N489TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
78.(N491TM)
a.Participation Agreement N491TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N491TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
79.(N492TM)
a.Participation Agreement N492TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N492TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
80.(N496TM)
a.Participation Agreement N496TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N496TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
81.(N497TM)
a.Participation Agreement N497TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N497TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
82.(N498TM)
a.Participation Agreement N498TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N498TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
83.(N499TM)
a.Participation Agreement N499TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N499TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
Raytheon Aircraft Company 400A Aircraft
84.(N1JP)
a.Participation Agreement N1JP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N1JP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
85.(N10LX)
a.Participation Agreement N10LX, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N10LX, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
86.(N102NS)
a.Participation Agreement N102NS, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N102NS, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
87.(N109NS)
a.Participation Agreement N109NS, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N109NS, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
88.(N401NW)
a.Participation Agreement N401NW, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N401NW, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
89.(N418TM)
a.Participation Agreement N418TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N418TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
90.(N419TM)
a.Participation Agreement N419TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N419TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
91.(N450TM)
a.Participation Agreement N450TM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N450TM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
92.(N615KZ)
a.Participation Agreement N615KZ, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N615KZ, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
93.(N790SS)
a.Participation Agreement N790SS, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N790SS, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
94.(N829HM)
a.Participation Agreement N829HM, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N829HM, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
95.(N929AG)
a.Participation Agreement N929AG, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N929AG, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Cessna 560XL Aircraft
96.(N500UP)
a.Participation Agreement N500UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N500UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
97.(N501UP)
a.Participation Agreement N501UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N501UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
98.(N502UP)
a.Participation Agreement N502UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N502UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
99.(N503UP)
a.Participation Agreement N503UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N503UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
100.(N504UP)
a.Participation Agreement N504UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N504UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
101.(N506UP)
a.Participation Agreement N506UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N506UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
102.(N507UP)
a.Participation Agreement N507UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N507UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
103.(N508UP)
a.Participation Agreement N508UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N508UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [ESN PCE-DD0680], dated December 27, 2023, of Wheels Up Partners LLC (relating to the substitution of one Pratt & Whitney Canada model PW545A aircraft engine bearing manufacturer’s serial number PCE-DD0680 for one Pratt & Whitney Canada model PW545A aircraft engine bearing manufacturer’s serial number PCE-DD0098)
104.(N509UP)
a.Participation Agreement N509UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N509UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
105.(N510UP)
a.Participation Agreement N510UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N510UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
106.(N511UP)
a.Participation Agreement N511UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N511UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
107.(N512UP)
a.Participation Agreement N512UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N512UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [ESN PCE-DD0607 & ESN PCE-DD0608], dated October 31, 2023, of Wheels Up Partners LLC (relating to the substitution of two Pratt & Whitney Canada model PW545B aircraft engines bearing manufacturer’s serial numbers PCE-DD0607 and PCE-DD0608, for two Pratt & Whitney Canada model PW545B aircraft engines bearing manufacturer’s serial numbers PCE-DD0373 and PCE-DD0374, respectively)

Schedule I
Cessna 750 Aircraft
108.(N106PC)
a.Participation Agreement N106PC, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N106PC, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
109.(N703TX)
a.Participation Agreement N703TX, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N703TX, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
c.Trust Indenture and Mortgage Supplement [ESN CAE-330129], dated December 18, 2023, of Wheels Up Partners LLC (relating to the substitution of one Rolls Royce model AE3007C aircraft engine bearing manufacturer’s serial number CAE-330129 for one Rolls Royce model AE3007C aircraft engine bearing manufacturer’s serial number CAE-330334)
110.(N860TX)
a.Participation Agreement N860TX, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N860TX, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
111.(N900UP)
a.Participation Agreement N900UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N900UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
112.(N901UP)
a.Participation Agreement N901UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N901UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
113.(N902UP)
a.Participation Agreement N902UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N902UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
114.(N903UP)
a.Participation Agreement N903UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N903UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
115.(N904UP)
a.Participation Agreement N904UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N904UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
116.(N905UP)
a.Participation Agreement N905UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N905UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
117.(N905VR)
a.Participation Agreement N905VR, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N905VR, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
118.(N908UP)
a.Participation Agreement N908UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N908UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

Schedule I
119.(N909UP)
a.Participation Agreement N909UP, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N909UP, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
120.(N943EL)
a.Participation Agreement N943EL, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N943EL, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
121.(N955VR)
a.Participation Agreement N955VR, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N955VR, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee
122.(N962TX)
a.Participation Agreement N962TX, dated as of October 14, 2022, among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but as subordination agent
b.Trust Indenture and Mortgage N962TX, dated as of October 14, 2022, among Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee

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